UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 20, 2008

Claimsnet.com inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14665	75-2649230
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14860 Montfort Dr, Suite 250, Dallas, Texas		75254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-458-1701

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

This Current Report on Form 8-K/A ("Amendment No. 1") amends the Current Report on Form 8-K filed by Claimsnet.com, inc. ("Claimsnet") on February 21, 2008, which was filed to report, among other things, the completion of Claimsnet’s acquisition of substantially all of the assets of Acceptius, Inc. ("Acceptius") on February 20, 2008 (the "Acquisition"). As permitted under Item 9.01 of Form 8-K, this Amendment No. 1 is being filed solely to amend Items 9.01 (a) and (b) of the previously filed Current Report on Form 8-K to provide the required historical and pro forma financial information, which was not available at the time of the earlier filing. No other amendments to the Form 8-K filed on February 21, 2009 are being made by this Amendment No. 1.

(a) FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED. The historical audited financial statements of Acceptius as of and for the year ended December 31, 2007 are filed as Exhibit 99.1 and are incorporated in their entirety into this Item.

(b) PROFORMA FINANCIAL INFORMATION. The unaudited pro forma financial information as of and for the year ended December 31, 2007, after giving effect to the Acquisition, are filed as Exhibit 99.2 and are incorporated in their entirety into this Item.

(c) Not applicable.

(d) EXHIBITS.

Exhibit 23.1. Consent of Phillip V. George, PLLC

Exhibit 99.1 Audited financial statements of Acceptius, Inc. as of and for the year ended
December 31, 2007

Exhibit 99.2 Unaudited pro forma financial information as of and for the year ended
December 31, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Claimsnet.com inc.

April 25, 2008	By:	Laura Bray

Name: Laura Bray
Title: CFO

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Exhibit Index

Exhibit No.	Description

23.1	CONSENT OF INDEPENDENT AUDITOR
99.1	AUDITED FINANCIAL STATEMENTS OF ACCEPTIUS, INC. AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2007
99.2	Unaudited Pro Forma Condensed Combined Financial Information